UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2026, Spark I Acquisition Corporation (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with Listing Rule 5450(a)(2) (the “Minimum Total Holders Rule”), which requires the Company to have at least 400 “Total Holders” (defined as both beneficial holders and holders of record) of the Company’s ordinary shares for continued listing on the Nasdaq Global Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Global Market.

The Notice stated that that Company has 45 days to submit a plan to regain compliance with the Minimum Total Holders Rule. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Total Holders Rule. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel. The Company intends to submit a plan with Nasdaq on or before June 29, 2026 to maintain its Nasdaq listing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s ability to regain compliance with the Minimum Total Holders Rule and the Company’s intentions to submit a plan to regain compliance with the Minimum Total Holders Rule. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of important risks and uncertainties, including, without limitation, the risk that Nasdaq may not accept the Company’s plan and grant the Company an extension and the risk that the Company may not otherwise meet the requirements for continued listing under the Nasdaq Listing Rules, among other important risks and uncertainties contained in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in its expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORPORATION

By:	/s/ James Rhee
Name:	James Rhee
Title:	Chief Executive Officer

Date: May 18, 2026